UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: July 20, 2021

(Date of earliest event reported)

FALCONSTOR SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23970	77-0216135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Brazos Street, Suite 400,

Austin, TX 78701

(Address of principal executive offices, including zip code)

631-777-5188

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

FalconStor Software, Inc. (the “Company”) filed a Registration Statement on Form S-1 today (the “Registration Statement”) with the Securities and Exchange Commission relating to an underwritten offering of its common stock. The Registration Statement contained the following preliminary expectations of certain results of operations of the Company for the three months ended June 30, 2021 based on information currently available to the Company’s management:

● total revenue of approximately $3.3 million, as compared to total revenue of $3.5 million for the three months ended June 30, 2020, a decrease of approximately 6.9%;

● gross profit of approximately $2.8 million as compared to gross profit of $3.1 million for the three months ended June 30, 2020, a decrease of approximately 9.2%; and

● loss before income taxes of approximately $0.3 million, as compared to income before income taxes of $0.4 million for the three months ended June 30, 2020, a decrease of approximately 193.8%.

The information above is based on preliminary unaudited information and management estimates for the three months ended June 30, 2021, is not a comprehensive statement of the Company’s financial results, and is subject to completion of the Company’s financial closing procedures. This information should be read together with the Company’s consolidated financial statements and the related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for prior periods included or incorporated by reference elsewhere in the Registration Statement. The Company’s actual results for the three months ended June 30, 2021 may not be available until after the offering contemplated in the Registration Statement is completed and may differ materially from the Company’s preliminary estimates and are not necessarily indicative of the results to be expected for the remainder of 2021 or any future period. Marcum LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, Marcum LLP does not express an opinion or any other form of assurance with respect thereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FALCONSTOR SOFTWARE, INC.

By:	/s/ Brad Wolfe
Brad Wolfe Executive Vice President, Chief Financial Officer and Treasurer

Date: July 20, 2021